UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 9, 2008

Echo Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23017	41-1649949
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

10 Forge Parkway
Franklin, Massachusetts	02038
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (508) 553-8850
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On June 9, 2008, Echo Therapeutics, Inc., a Minnesota corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with its wholly-owned subsidiary of the same name, Echo Therapeutics, Inc., a Delaware corporation (“Echo-DE”), in order to change the Company’s state of incorporation from Minnesota to Delaware (the “Merger”). The Merger Agreement and Merger were approved by the Company’s shareholders at the Company’s Annual Meeting of the Shareholders on May 20, 2008. Pursuant to the Merger Agreement, the Company merged with and into Echo-DE and Echo-DE is the surviving corporation (the “Surviving Corporation”).
     Each share of common stock, par value $0.01 per share, of the Company that was issued and outstanding immediately prior to the Merger was converted into one issued and outstanding share of common stock, par value $0.01 per share, of the Surviving Corporation (“Common Stock”), so that the holders of all of the issued and outstanding shares of common stock of the Company immediately prior to the Merger became the holders of Common Stock of the Surviving Corporation upon the effectiveness of the Merger.
     As a result of the Merger Agreement, all of the assets, property, rights, privileges, powers and franchises of the Company became vested in the Surviving Corporation and all of the obligations of the Company became obligations of the Surviving Corporation.
     The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.
     The Common Stock of the Surviving Corporation will continue to be quoted on the Over the Counter Bulletin Board under the symbol ECTE and the CUSIP number of the Common Stock will not change.
Item 3.03 Material Modification to Rights of Security Holders.
     This Item 3.03 incorporates by reference Item 1.01. Upon the effectiveness of the Merger and as a result of the Merger Agreement, the Certificate of Incorporation and By-laws of Echo-DE became the Certificate of Incorporation and By-laws of the Surviving Corporation. Copies of the Certificate of Incorporation and By-Laws of the Surviving Corporation are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibits

2.1	Agreement and Plan of Merger, dated June 9, 2008, between Echo Therapeutics, Inc., a Minnesota corporation, and Echo Therapeutics, Inc., a Delaware corporation

Exhibit No.	Exhibits

2.2	Certificate of Ownership and Merger merging Echo Therapeutics, Inc., a Minnesota corporation, with and into Echo Therapeutics, Inc., a Delaware corporation

2.3	Articles of Merger merging Echo Therapeutics, Inc., a Minnesota corporation, with and into Echo Therapeutics, Inc., a Delaware corporation

3.1	Certificate of Incorporation of Echo Therapeutics, Inc., a Delaware corporation

3.2	By-laws of Echo Therapeutics, Inc., a Delaware corporation

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO THERAPEUTICS, INC.
Dated: June 11, 2008	By:	/s/ Harry G. Mitchell
		Name:	Harry G. Mitchell
		Title:	Chief Operating Officer, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibits

2.1	Agreement and Plan of Merger, dated June 9, 2008, between Echo Therapeutics, Inc., a Minnesota corporation, and Echo Therapeutics, Inc., a Delaware corporation

2.2	Certificate of Ownership and Merger merging Echo Therapeutics, Inc., a Minnesota corporation, with and into Echo Therapeutics, Inc., a Delaware corporation

2.3	Articles of Merger merging Echo Therapeutics, Inc., a Minnesota corporation, with and into Echo Therapeutics, Inc., a Delaware corporation

3.1	Certificate of Incorporation of Echo Therapeutics, Inc., a Delaware corporation

3.2	By-laws of Echo Therapeutics, Inc., a Delaware corporation